Columbia Absolute Return Emerging Markets Macro Fund

Supplement dated April 5, 2012

to the Prospectuses dated August 1, 2011 and

the Statement of Additional Information (SAI) dated April 1, 2012

Effective April 5, 2012, the information under the caption “Fund Management” in the Summary of the Fund section is superseded and hereby replaced as follows:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	April 2012
Jim Carlen, CFA	Portfolio Manager	April 2012

The “Principal Investment Strategies of the Fund” under the section More Information about the Fund is superseded and hereby replaced as follows:

The Fund is a non-diversified fund that, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries. The Fund may invest directly in debt of emerging market countries, including sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) debt, denominated in the local or other foreign currencies or the U.S. dollar. The Fund may also invest indirectly in such debt, or invest in emerging market currencies and local market interest rates through derivatives such as credit default swaps, interest rate swaps and currency futures, options and forwards. Additionally, the Fund may invest up to 20% of its assets in positions in debt securities, currencies or interest rates of non-emerging market countries. For these purposes, emerging market countries are primarily those countries represented in the Morgan Stanley Capital International (MSCI) Emerging Markets Index, but may also include other countries that are not represented in the Morgan Stanley Capital International (MSCI) World Index. Sovereign (and quasi-sovereign) debt obligations of emerging market countries are often rated in the lower rating categories of recognized rating agencies or are considered to be of comparable quality. The Fund may invest without limitation in these lower quality obligations, as well as obligations which are often called “junk bonds.” The Fund may count the gross notional value of its derivative transactions towards the above 80% policy. The Fund will provide shareholders with at least 60 days’ written notice of any change in the Fund’s 80% policy.

The Fund generally does not take actual ownership of foreign currencies or sell actual foreign currencies. Rather, through forward foreign currency contracts and currency futures, the Fund gains economic exposure comparable to the economic exposure that it would have if it had bought or sold the currencies directly. A forward contract, for example, requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

Derivatives, such as futures (including currency, bond, index and interest rate futures), options (including options on currencies, interest rates and swap agreements, which are commonly referred to as swaptions) and swaps (including credit default and interest rate swaps), may also be utilized for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. Actual exposures (long and short) will vary over time.

The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts or other derivatives.

Investment Process

Columbia Management Investment Advisers, LLC (the Investment Manager) seeks to identify investment opportunities in emerging markets (including, potential exposures to sovereign and quasi-sovereign debt, currencies and interest rates) by employing a combination of top-down fundamental research, economic policy and political assessments and quantitative and technical analyses (focusing on, among other things, market positioning and liquidity of trading positions). Through this multi-dimensional process, the Investment Manager expresses its investment views by varying long and short exposures to local bond, currency and interest rate markets of emerging market countries. The magnitude of exposures is based on a number of factors, including expected volatility, level of conviction and position liquidity. Positions may be reduced or disposed of for a variety of reasons, such as achievement of return objectives, reduction in portfolio manager conviction level, modified economic and political assessments, shifts in market perceptions or the identification of more attractive investment opportunities.

This investment process results in the implementation of a high-conviction portfolio reflecting the team’s best ideas in sovereign credit, local interest rates, and currency. Depending on the environment, the Fund’s investment positions may represent: (i) direct investments in specific markets (as directional strategies), (ii) relative value investments (e.g., two emerging markets on the short and long sides of the trade), or (iii) basket trades to benefit from correlations between different sets of assets.

The portfolio manager information regarding Threadneedle International Limited under the caption “Fund Management and Compensation” in the More Information about the Fund section is superseded and hereby replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since April 2012.

•	Sector Leader of the Global Rates and Currency Sector Team.

•	Joined the Investment Manager in 2000.

•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

•	Began investment career in 1990.

•	MA, Johns Hopkins University School of Advanced International Studies.

Jim Carlen, CFA, Portfolio Manager

•	Managed the Fund since 2012.

•	Sector Manager of the Global Rates and Currency Sector Team.

•	Joined the Investment Manager in 1996 as an international economist.

•	Began investment career in 1996.

•	MS, Georgetown University.

The rest of this section remains the same.

Effective April 5, 2012, the following changes are hereby made to the Fund’s SAI:

The information in Table 17 regarding Columbia Absolute Return Emerging Markets Macro Fund has been deleted.

The information in Table 19 regarding Columbia Absolute Return Emerging Markets Macro Fund is superseded and hereby replaced as follows:

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares		Potential Conflicts of Interest	Structure of Compensation
		Number and type of account*	Approximate Total Net Assets	Performance Based Accounts(a)
For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	Nicholas Pifer(b)	6 RICs 14 other accounts	$5.46 billion $801.12 million	None	$ $	10,001- 50,000	(1)	(2)
	Jim Carlene(b)	8 other accounts	$25.93 million	None	$ $	50,001- 100,000

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	The Portfolio Managers began managing the Fund after its fiscal year end; reporting information is provided as of Oct. 31, 2011.

(1) Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(2) Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

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